SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2003

METROPOLITAN HEALTH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-5884-A	65-0635748
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

250 Australian Avenue South, Suite 400, West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code       (561) 805-8500

500 Australian Avenue, Suite 1000, West Palm Beach, Florida 33401

(Former name or former address, if changed since last report)

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ITEM 5.

OTHER EVENTS.

On May 12, 2003, Metropolitan Health Networks, Inc. (“Metcare”) announced that it had reached an agreement in principal setting forth the terms upon which Metropolitan will sell its wholly owned subsidiary Metcare Pharmacy Group, Inc. (“MPG”) to an affiliate of Healthcare Financial Corporation, LLC (“Healthcare”).  In general, the Term Sheet executed by the parties, a copy of which is attached hereto, provides that Metcare shall receive the following from Healthcare in consideration for the sale of MPG: (i) cash consideration of approximately $3,500,000 at or prior to the closing, (ii) a promissory note in the amount of approximately $1,500,000 payable over 18 months, and (iii) a 17.5% continuing equity interest in MPG.  The Term Sheet contains standard conditions to closing, including, but not limited to, satisfactory completion by Healthcare of its due diligence, execution of definitive transaction documents, and receipt of a fairness opinion.  The parties to the Term Sheet anticipate a closing of the transactions set forth in the Term Sheet within 30 days.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)

Exhibits

a.1

Metcare Press Release dated May 12, 2003

a.2

Term Sheet between Metropolitan Health Networks, Inc., Metcare Pharmacy Group, Inc., and Healthcare Financial Corporation, LLC, dated May 9, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Metropolitan Health Networks, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

By:

____________

Name:

Michael M. Earley

Title:

President & CEO

Dated:  May 20, 2003

Exhibit 99.1

Metcare Reaches Agreement in Principle to Sell Pharmacy

West Palm Beach, FL, May 13, 2003 – Metropolitan Health Networks, Inc. (METCARE (SM))(OTC BB: MDPA) today announced that it has reached an agreement in principle setting forth the terms upon which it will sell its Metcare Rx pharmacy business to an affiliate of Healthcare Financial Corporation, LLC, a New Jersey based healthcare services company.  The agreement provides that Metropolitan is expected to receive cash consideration of $3.5 million at closing, a $1.5 million note payable over 18 months, and a 17.5 percent continuing interest in the pharmacy business.

The transaction is expected to close within 30 days and is subject to certain conditions including the satisfactory completion of due diligence, the negotiation of definitive agreements, and a fairness opinion.

Commenting on the transaction, Mike Earley, President and CEO, stated, “The sale of Metcare Rx to Healthcare Financial Corporation, LLC will allow us to focus our energy and resources on our core PSN (managed care) business.   It will produce needed liquidity to meet our near-term obligations.   This, together with current cost cutting efforts and the benefits of the previously announced renegotiated HMO contract, puts us on a path to improved financial performance and stability.  As well, the sale transaction puts the pharmacy business into capable hands to fund and otherwise support its continuing growth and opportunities.”

About Metropolitan Health Networks, Inc.

METCARE is a growing healthcare organization in Florida.  The Company currently manages healthcare services for approximately 45,000 patients and is part of a network of physicians serving more than a million people from Miami to Daytona Beach on Florida’s East Coast.  Metcare Rx Pharmacy Services provides comprehensive pharmacy benefits management programs and service to medical groups managed care organizations, long-term care facilities and outpatient hospital pharmacies.  Metcare Rx’s integrated approach is designed to provide clients with programs and services that will allow them to deliver quality pharmaceutical care in a cost-effective manner.

To learn more about Metropolitan Health Networks, Inc., please visit its website at www.metcare.com

Certain statements contained in this news release, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995, and are subject to uncertainties and risks in part detailed in the company’s Securities and Exchange Commission 10-K, 10-Q, S-8 and 8-K filings, that may cause actual results to materially differ from projections.  Although Metropolitan Health Networks, Inc. believes its expectations are reasonable assumptions within the bounds of its knowledge of its businesses and operations; there can be no assurance that actual results will not differ materially from their expectations.  Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the company’s ability to continue as a going concern; the fact that the company has not achieved positive cash flows; volatility of the company’s stock and price; the ability to raise funds for working capital and acquisitions; access to borrowed or equity capital on favorable terms and finalizing.  In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will, in fact, occur.

Contact:

Metropolitan Health Networks, Inc.

Michael M. Earley, President and CEO

David S. Gartner, CFO

(561) 805-8500

Exhibit 99.2

TERM SHEET

ACQUISITION OF ASSETS OF METCARE PHARMACY GROUP, INC.

BY HEALTHCARE FINANCIAL CORPORATION, LLC OR ITS NOMINEE

Structure:

Through a newly formed entity (“Newco”), Healthcare Financial Corporation, LLC (“Purchaser”) will acquire (the “Acquisition”) all of the assets and certain liabilities of MetCare Pharmacy Group, Inc., its wholly-owned subsidiaries, and other related companies and entities (hereinafter collectively referred to as “MetCare”), including, but not limited to, its real estate leases, licenses and related agreements with the following entities and/or at the following locations:

1.

Moses Montefiore Medical Center Clinics (present and future):

a.

MMP

b.

FHP

c.

CHCC

d.

Proposed sites being discussed:

i.

Prospective Medical Clinics-Telepharmacy Operations

ii.

Moses Montefiore Medical Center Pharmacy (a joint venture with Medical Center under discussion).

e.

“Pharmacy Services Agreement” for Clinical Services with Contracted Management Services/Organization of Montefiore Managed Care Group.

2.

Erie County Medical Center

a.

Erie County Medical Center Pharmacy

b.

Community Health Center of Buffalo

c.

Pending agreements with related Community Health Centers of Rochester, New York.

3.

All locations in Maryland

4.

All locations presently opened and operated in Florida (3 current locations described as Ormond Beach Pharmacy, Orange City Pharmacy, and South Florida “HUB” pharmacy, or West Palm Beach Distribution Center).

This agreement will also provide that, for a three year period following the closing, Purchaser shall have the Right of First Refusal to provide Pharmacy Services (whether at any fixed location, by mail-order, through the internet or otherwise) to any patient base of Metropolitan Health Networks, Inc. (“MHN”) and its subsidiaries and affiliates.  Any exercise of this Right of First Refusal shall be conditioned upon Purchaser not then being in default under the terms of the Promissory Note set forth in paragraph “4d” of “Purchase Price” set forth below; and Purchaser not then being in violation in any material respect of any Municipal, State, or Federal licensing, or any contractual arrangement with pharmaceutical vendors.

Purchase Price:

In consideration for the sale of the aforementioned assets, Purchaser will pay to MetCare the following:

1.

$5.0 million; and

2.

17.5% of the common stock, at the time of the acquisition, of the newly formed entity, but before dilution by management’s incentive stock/stock option pool.

The stock portion of the purchase price shall be subject to a “call” by Purchaser at any time after 18 months from closing based upon 3 x EBITDA (on a trailing 12-month basis).

The cash portion of the purchase price will be paid as follows:

a.

$100,000 upon execution of this Term Sheet, which shall be deposited in a trust account of Swidler Berlin Shereff Friedman, LLP.  These funds may only be used to purchase additional inventory from either McKesson or Amerisource for MetCare’s pharmacies and shall be released upon MetCare’s execution and delivery to Purchaser of a Secured Promissory Note and Security Agreement granting Purchaser a first priority perfected security interest in the inventory so purchased and any other collateral specified by Purchaser, on terms and conditions satisfactory to Purchaser.  At the closing, these funds shall be applied to the purchase price and this Promissory Note shall be cancelled.  This Promissory Note shall be repaid immediately upon termination of this Term Sheet as set forth below in “Termination”, and in any event on the 90th day following execution of this Term Sheet if the closing has not occurred prior to such date.

b.

$1.3 million (approximately), at the closing.  $600,000 (approximately) will be paid to the IRS to satisfy its lien and $700,000 (approximately) will be paid to McKesson in payment of MetCare’s inventory obligation to them.  In the event that the aggregate amount required to satisfy the IRS lien and the McKesson inventory obligation is less than $1.3 million, this portion of the payment shall be in such lesser amount and the difference between this lesser amount and $1.3 million shall be added to the Promissory Note set forth in paragraph “d” below.  In the event that the aggregate amount required to satisfy the IRS lien and the McKeeson inventory obligation is more than $1.3 million, this portion of the payment shall be in such greater amount and the difference between this greater amount and $1.3 million shall be deducted from the cash payment set forth in paragraph “c” below.

c.

$2.2 million at closing, subject to adjustment in the event that paragraph “b” above exceeds $1.3 million which will result in a reduction in this portion of the payment by such excess.

d.

$1.5 million, or an adjusted amount based upon paragraph “b” above (or upon paragraph “e” below), in the form of a Promissory Note payable over a period of 18 months from the closing in five equal quarterly installments of $300,000, without interest, commencing 6 months after closing.  This Note may be collateralized by Newco stock (as the parties may agree), provided that any security interest shall be subject to the prior consent and rights of any financing sources of Purchaser.

e.

The payment of the $1.5 million set forth in paragraph “d” above is subject to adjustment (on a dollar for dollar basis) to the extent that the realized asset value of MetCare is less than $3.7 million as of closing (comprised of the accounts receivable, inventory and fixed assets described on the attached Balance Sheet of MetCare as of March 31, 2003).  In addition, the payment of the $1.5 million set forth in paragraph “d” above is also subject to adjustment (on a dollar for dollar basis) to the extent that the liabilities of MetCare as of the closing exceed those Purchaser agreed to assume as set forth below in “Assumption of Certain Liabilities”.

No-Shop Period:

MHN and MetCare (hereinafter collectively referred to as “Sellers”) agree that, as of the date of the execution of this Term Sheet, they (and their respective directors, officers, employees, agents, advisors and representatives) shall not hold discussions with other parties or solicit or accept any offers regarding an acquisition of MetCare or its assets, for a period of 15 days from the date hereof.  Sellers agree to grant a 15-day extension of this No-Shop Provision if on the 15th day Sellers and Purchaser are negotiating in good faith the definitive agreement and other documentation necessary to complete the Acquisition.

Assumption of Certain Liabilities:

Purchaser will, in conjunction with the Acquisition, assume certain liabilities of MetCare which were incurred in the ordinary course of business, i.e., current accounts payable, current employee payroll, benefits and contracts, as agreed to by the parties; but excluding any non-current IRS obligations of approximately $600,000, non-current obligation to McKesson of approximately $700,000 or that amount owed to McKesson prior to closing, whichever is greater, corporate parent loans, corporate management fees and undisclosed actual or threatened claims and/or judgments.

Transaction Documents:

Purchaser and Sellers shall enter into definitive purchase agreements for Purchaser’s acquisition of MetCare’s assets and certain liabilities, which shall contain customary representations, warranties and indemnities (and such other agreements as are customary for transactions of this type) in an effort to facilitate closing within 15 days; however, Sellers agree to grant a 15-day extension of this document provision if, on the 15th day, Sellers and Purchaser are negotiating in good faith to complete the requisite documents.

Effective Date:

Subject to the parties hereto obtaining approval from their respective counsel and accountants, it is the intention of the parties to close the Acquisition effective as of April 1, 2003.

Conditions of Closing:

The Closing of the Acquisition shall be subject to the following:

1.

satisfactory completion of Purchaser’s and Sellers’ legal, business and accounting due diligence;

2.

upon execution of this Term Sheet, no cash from the pharmacy operations will be upstreamed to MHN or any of its affiliates; however, in the event that MHN is required to advance monies for pharmacy operations after the date of this Term Sheet, that amount will be reimbursed to MHN from the cash flow of the pharmacy operations;

3.

Sellers will enter into a Non-Compete Agreement, providing that neither Sellers nor their affiliates or agents will, directly or indirectly, compete with Purchaser in its pharmacy operations anywhere in the United States for a period of 3 years;

4.

Purchaser’s ability to either transfer the pharmacy licenses, or, in the alternative, utilize Sellers’ pharmacy licenses until such time as Purchaser obtains new pharmacy licenses;

5.

to the extent that the material terms of the definitive documentation are not consistent with those described in this Term Sheet, the approval of MHN’s Board of Directors; and

6.

the receipt by MHN of a fairness opinion from its financial advisor.

Management Services:

At the option of Purchaser, at any time after the execution of this Term Sheet, Sellers shall enter into a management consulting agreement with Purchaser, allowing Purchaser to oversee the operations of the pharmacies pending closing, on terms and conditions satisfactory to Purchaser and Sellers.

Adjustment of Terms of Transaction:

The parties hereto agree that the structure and terms of the proposed Acquisition, as outlined in this Term Sheet, have been based upon both verbal and written representations of Sellers and Purchaser and are subject to adjustment upon discovery of any material discrepancies.

Brokers:

Sellers and Purchaser warrant and represent to one another that they have not dealt with any brokers with respect to the subject matter hereof.

Costs:

Subject to the provisions of “Termination” set forth below, each party shall pay for its own costs and expenses in undertaking the due diligence and closing of the Acquisition.

Compliance with Laws:

The parties agree that the proposed Acquisition shall comply with all state, federal and securities rules and regulations and laws.  The laws of the State of New York shall govern the this Term Sheet and the Acquisition.

Termination:

This Term Sheet will automatically terminate and be of no further force and effect upon the earlier to occur of the following events:

1.

execution of definitive purchase agreements and closing documents between Sellers and Purchaser;

2.

failure to execute definitive agreements within 30 days of the date hereof, or any extension granted by Sellers, which will result in the immediate repayment of any and all loans and/or advances from Purchaser to Sellers and the cancellation of the Promissory Note executed by Sellers; or

3.

mutual agreement of Sellers and Purchaser to terminate the Agreement; which will result in the immediate repayment of any and all loans and/or advances from Purchaser to Sellers and the cancellation of the Promissory Note executed by Sellers.

If Sellers terminate this Agreement, through no fault of Purchaser, Sellers shall reimburse Purchaser for all expenses reasonably incurred by Purchaser in furtherance of the proposed Acquisition, up to $250,000.  Failure to execute definitive documents within the time periods specified herein, assuming Sellers have negotiated in good faith, shall not be a basis for reimbursement of any such expenses unless the material terms of such definitive documents are consistent with those contained in this Term Sheet.

Non-Disclosure:

The parties agree not to issue any announcement, press release, public statement or other information (either written or oral) to the press or any third person with respect to this Term Sheet or the transactions contemplated hereby, without obtaining the prior written approval of the other parties (which approval shall not be unreasonably withheld); provided, however, that nothing contained herein shall prevent any party, at any time, from furnishing any required information to any governmental entity or from issuing any announcement, press release, public statement or other information to the press or any third person with respect to this Term Sheet or the transactions contemplated hereby, if required by law, rule or regulation, including applicable stock exchange regulation (provided that the other parties shall be furnished with an advance copy of any such announcement, press release, public statement or other information).

Non-Binding:

Except for the paragraphs “No-Shop Period,” “Management Services,” “Costs,” “Termination” and “Non-Disclosure” of this Term Sheet, this Term Sheet shall be non-binding on the parties hereto.  Except as noted in the preceding sentence, the parties agree that all rights and obligations shall be set forth in the definitive documents.

AGREED AND ACCEPTED ON BEHALF OF:

SELLERS:

METROPOLITAN HEALTH

METCARE PHARMACY GROUP, INC.

NETWORKS, INC.

By:

____________

By:

Title:

____________

Title:

Date:

Date:

PURCHASER:

HEALTHCARE FINANCIAL CORP., LLC

By:

Elliott H. Vernon, Esq.

By:

Manmohan Patel, MD

Title:

Chairman

Title:

Secretary

Date:

Date: